Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(24,069,451)
Unrealized Gain (Loss) on Market Value of Futures	(9,657,608)
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	28,711
ETF Transaction Fees	3,850
Total Income (Loss)	$(33,694,496)

Expenses
Management Fees	$552,805
Brokerage Commissions	131,023
Professional Fees	32,728
Non-interested Directors' Fees and Expenses	9,414
Prepaid Insurance Expense	4,144
Total Expenses	$730,114
Net Income (Loss)	$(34,424,610)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/14	$655,801,046
Additions (3,850,000 Shares)	231,411,902
Net Income (Loss)	(34,424,610)

Net Asset Value End of Month	$852,788,338
Net Asset Value Per Share (14,700,000 Shares)	$58.01

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$202,037
Unrealized Gain (Loss) on Market Value of Futures	(166,975)
Interest Income	133
ETF Transaction Fees	700
Total Income (Loss)	$35,895

Expenses
Professional Fees	$5,208
Management Fees	1,855
Brokerage Commissions	712
Non-interested Directors' Fees and Expenses	39
Prepaid Insurance Expense	19
Total Expenses	7,833
Expense Waiver	(5,400)
Net Expenses	$2,433
Net Income (Loss)	$33,462

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/14	$4,332,783
Additions (50,000 Shares)	1,098,579
Withdrawals (50,000 Shares)	(1,083,342)
Net Income (Loss)	33,462

Net Asset Value End of Month	$4,381,482
Net Asset Value Per Share (200,000 Shares)	$21.91

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended July 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(148,171)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(5)
Unrealized Gain (Loss) on Market Value of Futures	45,767
Unrealized Gain (Loss) on Foreign Currency Translations	(10)
Interest Income	97
Total Income (Loss)	$(102,322)

Expenses
Professional Fees	$1,860
Management Fees	1,339
Brokerage Commissions	482
Non-interested Directors' Fees and Expenses	28
Prepaid Insurance Expense	20
Total Expenses	3,729
Expense Waiver	(2,071)
Net Expenses	$1,658
Net Income (Loss)	$(103,980)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/14	$2,518,535
Net Income (Loss)	(103,980)

Net Asset Value End of Month	$2,414,555
Net Asset Value Per Share (100,000 Shares)	$24.15

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended July 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$46,814
Unrealized Gain (Loss) on Market Value of Futures	(39,773)
Interest Income	94
Total Income (Loss)	$7,135

Expenses
Professional Fees	$1,860
Management Fees	1,307
Brokerage Commissions	155
Non-interested Directors' Fees and Expenses	27
Prepaid Insurance Expense	20
Total Expenses	3,369
Expense Waiver	(1,834)
Net Expenses	$1,535
Net Income (Loss)	$5,600

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/14	$2,334,917
Net Income (Loss)	5,600

Net Asset Value End of Month	$2,340,517
Net Asset Value Per Share (100,000 Shares)	$23.41

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(23,968,771)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(5)
Unrealized Gain (Loss) on Market Value of Futures	(9,818,589)
Unrealized Gain (Loss) on Foreign Currency Translations	(8)
Interest Income	29,035
ETF Transaction Fees	4,550
Total Income (Loss)	$(33,753,788)

Expenses
Management Fees	$557,306
Brokerage Commissions	132,372
Professional Fees	41,656
Non-interested Directors' Fees and Expenses	9,508
Prepaid Insurance Expense	4,203
Total Expenses	745,045
Expense Waiver	(9,305)
Net Expenses	$735,740
Net Income (Loss)	$(34,489,528)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/14	$664,987,281
Additions (3,900,000 Shares)	232,510,481
Withdrawals (50,000 Shares)	(1,083,342)
Net Income (Loss)	(34,489,528)

Net Asset Value End of Month	$861,924,892

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612